Exhibit 10.4
AMENDMENT NO. 1 TO ADVISORY AGREEMENT
Amendment No. 1 to Advisory Agreement, dated October 29, 2021 (the “Amendment”), between Forward Air Corporation, a Tennessee corporation, (“Company”), and Michael J. Morris (“Advisor”), the “Parties”, and each, a “Party”).
WHEREAS, the Parties have entered into an Advisory Agreement, effective April 5, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Existing Agreement”); and
WHEREAS, the Parties hereto desire to amend the Existing Agreement to extend its term through December 31, 2021 on the terms and subject to the conditions set forth herein; and
WHEREAS, pursuant to Section 10(c) of the Existing Agreement, the amendment contemplated by the Parties must be contained in a written agreement signed by an authorized representative of each Party to be enforced.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.
2.Amendments to the Existing Agreement. As of the Effective Date (defined below), the Existing Agreement is hereby amended or modified as follows:
(a)Section 4 of the Existing Agreement is hereby replaced in its entirety with the following:
4. Term. The term of this Agreement shall commence on April 5, 2021 (the “Commencement Date”) and shall continue until December 31, 2021 unless terminated earlier pursuant to Section 9 (the duration of this Agreement referred to as, the “Advisory Term”).
3.Date of Effectiveness; Limited Effect. This Amendment will be deemed effective as of the date first written above (the “Effective Date”). Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Existing Agreement to "this Agreement," "the Agreement," "hereunder," "hereof," "herein," or words of like import will mean and be a reference to the Existing Agreement as amended by this Amendment.
4.Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

(a)It has the full right, power, and authority to enter into this Amendment and to perform its obligations hereunder and under the Existing Agreement as amended by this Amendment.
(b)The execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such Party, and the delivery of this Amendment by such Party, have been duly authorized by all necessary action on the part of such Party.
(c)This Amendment has been executed and delivered by such Party and (assuming due authorization, execution, and delivery by the other Party hereto) constitutes the legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms.
EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN [SECTION [NUMBER] OF] THE EXISTING AGREEMENT AND IN THIS SECTION 4 OF THIS AMENDMENT, (A) NEITHER PARTY HERETO NOR ANY PERSON ON SUCH PARTY'S BEHALF HAS MADE OR MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, EITHER ORAL OR WRITTEN, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE, OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, AND (B) EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY THE OTHER PARTY, OR ANY OTHER PERSON ON SUCH OTHER PARTY'S BEHALF, EXCEPT AS SPECIFICALLY PROVIDED IN THIS SECTION 4.
5.Miscellaneous.
(a)This Amendment is governed by and construed in accordance with the laws of the State of Tennessee, without regard to the conflict of laws provisions of such State.
(b)This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.
(c)The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.
(d)This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.
(e)This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

(f)Each Party shall pay its own costs and expenses in connection with this Amendment (including the fees and expenses of its advisors, accountants, and legal counsel).
IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

FORWARD AIR CORPORATION
By:	/s/ Thomas Schmitt
Thomas Schmitt
Title:	President and Chief Executive Officer

/s/ Michael J. Morris
Michael J. Morris

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